UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2021

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on October 16, 2020, TechPrecision Corporation (the “Company”) entered into a stock purchase agreement (as subsequently amended, the “SPA”) with Stadco New Acquisition, LLC, a wholly owned subsidiary of the Company (“Acquisition Sub”), STADCO, Stadco Acquisition, LLC (“Holdco”) and each stockholder of Holdco. The SPA provides for the Company, through Acquisition Sub, to acquire all of the issued and outstanding capital stock of STADCO from Holdco (the “Acquisition”). STADCO, the operating subsidiary of Holdco, is a California corporation in the business of manufacturing high-precision parts, assemblies and tooling for aerospace, defense, research and commercial customers. The Company expects to close the Acquisition by approximately August 16, 2021 as a result of additional time being needed to complete certain necessary ancillary transactions and documentation.

On July 23, 2021, the Company entered into the Third Amendment to Stock Purchase Agreement (the “Third Amendment”) effective as of July 20, 2020, with Acquisition Sub, STADCO, Holdco and Douglas A. Paletz, as representative of the STADCO stockholders of Holdco. Under the terms of SPA, if the Acquisition was not closed by July 31, 2021, either the Company or Stadco could have terminated the SPA. The Third Amendment effected a change to this provision by extending until August 31, 2021 the date after which the parties may terminate if the Acquisition has not closed.

The Third Amendment also effected changes to the consideration payable for STADCO’s securities in the Acquisition. Previously, the SPA provided that the consideration payable by the Company for 100% of the shares of common stock of STADCO in the Acquisition would be 1,000,000 shares of the Company’s common stock. Under the Third Amendment, at the closing of the Acquisition, the Company will issue 666,666 shares of the Company’s common stock (the “Consideration Shares”) as consideration for 100% of the shares of common stock of STADCO. However, if one year following the closing of the Acquisition, the Company’s stock price does not have an average closing price of at least $1.65 per share, then the Company must (i) issue additional shares to Holdco that have an aggregate market value equal to the difference between the market value of the Consideration Shares and the value of the Consideration Shares if they had traded at $1.65 per share, (ii) pay such difference in cash or (iii) undertake any combination of the foregoing. The Amendment also effected certain other minor changes to the SPA.

Other than in respect of the SPA, the Third Amendment and the related agreements, there is no material relationship between the Company and Acquisition Sub, on the one hand, and STADCO, Holdco and STADCO’s stockholders, on the other hand. The description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 3.02. In accordance with the SPA, the consideration for the Acquisition will consist of the Consideration Shares and such number of additional shares of common stock of the Company that the Company may issue in the future should the value of the Consideration Shares, as measured by recent trading prices for the Company’s common stock, fall below the target value. The Consideration Shares and any such additional shares of common stock will be issued pursuant to exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
2.1	Third Amendment to Stock Purchase Agreement, dated as of July 20, 2021, among TechPrecision Corporation, Stadco New Acquisition, LLC, STADCO, Stadco Acquisition, LLC and Douglas A. Paletz, as stockholders’ representative.

Cautionary Note About Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” relating to the business of the Company and its subsidiary companies. All statements other than statements of current or historical fact contained in this Current Report on Form 8-K, including statements that express our intentions, plans, objectives, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “should,” “would” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements are based on current expectations, estimates and projections made by management about our business, our industry and other conditions affecting our financial condition, results of operations or business prospects. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, the forward-looking statements due to numerous risks and uncertainties. Factors that could cause such outcomes and results to differ include, but are not limited to, risks and uncertainties arising from: our reliance on individual purchase orders, rather than long-term contracts, to generate revenue; our ability to change the composition of our revenues and effectively control operating expenses; external factors, including the COVID-19 pandemic, that may be outside of our control; the impacts of the COVID-19 pandemic and government-imposed lockdowns in response thereto; the availability of appropriate financing facilities impacting our operations, financial condition and/or liquidity; our ability to receive contract awards through competitive bidding processes; our ability to maintain standards to enable us to manufacture products to exacting specifications; our ability to enter new markets for our services; our reliance on a small number of customers for a significant percentage of our business; competitive pressures in the markets we serve; changes in the availability or cost of raw materials and energy for our production facilities; operating in a single geographic location; restrictions in our ability to operate our business due to our outstanding indebtedness; government regulations and requirements; pricing and business development difficulties; changes in government spending on national defense; our ability to make acquisitions and successfully integrate those acquisitions with our business; general industry and market conditions and growth rates; general economic conditions; the risk that the proposed acquisition of Stadco may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of Company’s common stock; the failure of either party to satisfy any of the conditions to the consummation of the proposed acquisition of Stadco and uncertainties as to the timing of the consummation of the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the securities purchase agreement governing the acquisition; the effect of the announcement or pendency of the proposed acquisition on the Company’s business relationships, operating results and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; unexpected costs, charges or expenses resulting from the proposed acquisition; and other risks discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website (www.sec.gov). Any forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K, except as required by applicable law. Investors should evaluate any statements made by us in light of these important factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: July 26, 2021	By:	/s/ Thomas Sammons
	Name:	Thomas Sammons
	Title:	Chief Financial Officer